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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) FEBRUARY 23, 2005


                The National Collegiate Student Loan Trust 2005-1
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                 333-118894-02             32-6039331
          --------                 -------------             ----------
(State or Other Jurisdiction        (Commission            (IRS Employer
     of Incorporation)              File Number)        Identification No.)


   800 BOYLSTON STREET, 34TH FLOOR, BOSTON, MA              02199-8157
   -------------------------------------------              ----------
     (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code   (800) 895-4283
                                                     --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Section 8 - Other Events

         Item 8.01         Other Events.
                           -------------

                  For a description of the Notes, refer to the Indenture. For a description of the Certificates, refer to the Grantor Trust Agreement. For a description of the Student Loans, refer to the Deposit and Sale Agreement.

Section 9 - Financial Statements and Exhibits

         Item 9.01         Financial Statements and Exhibits.
                           ----------------------------------

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     1.1             Underwriting Agreement, dated as of
                                     February 15, 2005, between The National
                                     Collegiate Funding LLC and UBS Securities
                                     LLC, Deutsche Bank Securities Inc. and J.P.
                                     Morgan Securities Inc.

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     4.1             Indenture, dated as of February 1, 2005,
                                     between The National Collegiate Student
                                     Loan Trust 2005-1 and U.S. Bank National
                                     Association

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     4.2             Grantor Trust Agreement, dated as of
                                     February 23, 2005, between The National
                                     Collegiate Funding LLC and U.S. Bank
                                     National Association

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     5.1             Opinion of Thacher Proffitt & Wood LLP,
                                     dated as of February 23, 2005, with respect to legality of the Notes

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     5.2             Opinion of Thacher Proffitt & Wood LLP,
                                     dated as of February 23, 2005, with respect to legality of the Certificates

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     8.1             Opinion of Thacher Proffitt & Wood LLP,
                                     dated as of February 23, 2005, regarding tax matters related to the Notes

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     8.2             Opinion of Thacher Proffitt & Wood LLP,
                                     dated as of February 23, 2005, regarding tax matters related to the Certificates

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.1*           Note Purchase Agreement, dated as of May 1,
                                     2002, between Bank One, N.A. and The First
                                     Marblehead Corporation, as amended

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.2*           Note Purchase Agreement, dated as of April
                                     30, 2001, between Bank of America, N.A. and
                                     The First Marblehead Corporation, as
                                     amended

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.3***         Note Purchase Agreement, dated as of May
                                     15, 2002, between Charter One, N.A. and The
                                     First Marblehead Corporation, as amended

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.4            Deposit and Sale Agreement, dated as of
                                     February 23, 2005, between The National
                                     Collegiate Funding LLC and The National
                                     Collegiate Student Loan Trust 2005-1

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.5 **         Guaranty Agreement, dated May 13, 2002,
                                     between The Education Resources Institute,
                                     Inc. and Bank One, N.A., as amended

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.6 **         Guaranty Agreement, dated April 30, 2001,
                                     between The Education Resources Institute,
                                     Inc. and Bank of America, N.A., as amended

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.7 **         Guaranty Agreement, dated as of May 15,
                                     2002, between The Education Resources
                                     Institute, Inc. and Charter One Bank, N.A., as amended

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.8*           Alternative Servicing Agreement, dated as
                                     of October 16, 2001, between the
                                     Pennsylvania Higher Education Assistance
                                     Agency and The First Marblehead Corporation

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.9            Trust Agreement, dated as of
                                     February 23, 2005, among

                                     Delaware Trust Company, National
                                     Association, The National Collegiate
                                     Funding LLC and The Education Resources
                                     Institute, Inc.

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.10           Administration Agreement, dated as of
                                     February 23, 2005, among The National
                                     Collegiate Student Loan Trust 2005-1,
                                     Delaware Trust Company, National
                                     Association, U.S. Bank National Association and First Marblehead Data Services, Inc.

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.11           Back-up Administration Agreement, dated as
                                     of February 23, 2005, among The National
                                     Collegiate Funding LLC, The National
                                     Collegiate Student Loan Trust 2005-1, First
                                     Marblehead Data Services, Inc., Delaware
                                     Trust Company, National Association and
                                     U.S. Bank National Association

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.12           Structuring Advisory Agreement, dated as of
                                     February 23, 2005, between The National
                                     Collegiate Student Loan Trust 2005-1 and
                                     The First Marblehead Corporation

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.13           Deposit and Security Agreement, dated as of
                                     February 23, 2005, among The Education
                                     Resources Institute, Inc., The National
                                     Collegiate Student Loan Trust 2005-1 and
                                     First Marblehead Data Services, Inc.

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.14 +         Pool Supplement, dated as of February 23,
                                     2005, among The First Marblehead
                                     Corporation, The National Collegiate
                                     Funding LLC and Bank One, N.A.

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.15 +         Pool Supplement, dated as of February 23,
                                     2005, among The First Marblehead
                                     Corporation, The National Collegiate
                                     Funding LLC and Bank of America, N.A.

                     EXHIBIT NO.     DESCRIPTION
                     -----------     -----------
                     10.16 +         Pool Supplement, dated as of February 23,
                                     2005, among The First Marblehead
                                     Corporation, The National Collegiate
                                     Funding LLC and Charter One, N.A.

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference.

** Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and to Form 8-K filed on June 25, 2004, file 333-113336-01 and incorporated herein by reference.

*** Exhibit (or amendments to Exhibit) previously filed as an exhibit to Form 10-Q filed on May 14, 2004, file 001-31825 and incorporated herein by reference.

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 THE NATIONAL COLLEGIATE STUDENT
                                 LOAN TRUST 2005-1

                                 By:      FIRST MARBLEHEAD DATA
                                          SERVICES, INC., ADMINISTRATOR

                                          By:   /s/ Rosalyn Bonaventure
                                             ---------------------------------
                                             Name:  Rosalyn Bonaventure
                                             Title: Vice President and Treasurer


Dated: March 9, 2005

                                  EXHIBIT INDEX


                               Sequentially
Exhibit                        Numbered
Number                         Description
------                         -----------
1.1                            Underwriting Agreement, dated as of February 15,
                               2005, between The National Collegiate Funding LLC and UBS Securities LLC, Deutsche Bank Securities
                               Inc. and J.P. Morgan Securities Inc.

4.1 Indenture, dated as of October 1, 2004, between The National Collegiate Student Loan Trust 2005-1 and U.S. Bank National Association

4.2 Grantor Trust Agreement, dated as of February 23, 2005, between The National Collegiate Funding LLC and U.S. Bank National Association

5.1 Opinion of Thacher Proffitt & Wood LLP, dated as of February 23, 2005, with respect to legality of the Notes

5.2 Opinion of Thacher Proffitt & Wood LLP, dated as of February 23, 2005, with respect to legality of the Certificates

8.1 Opinion of Thacher Proffitt & Wood LLP, dated as of February 23, 2005, regarding tax matters related to the Notes

8.2 Opinion of Thacher Proffitt & Wood LLP, dated as of February 23, 2005, regarding tax matters related to the Certificates

10.1* Note Purchase Agreement, dated as of May 1, 2002, between Bank One, N.A. and The First Marblehead Corporation, as amended

10.2* Note Purchase Agreement, dated as of April 30, 2001, between Bank of America, N.A. and The First Marblehead Corporation, as amended

10.3*** Note Purchase Agreement, dated as of May 15, 2002, between Charter One, N.A. and The First Marblehead Corporation, as amended

10.4 Deposit and Sale Agreement, dated as of February 23, 2005, between the The National Collegiate Funding LLC and The National Collegiate Student Loan Trust 2005-1

10.5 ** Guaranty Agreement, dated May 13, 2002, between The Education Resources Institute, Inc. and Bank One, N.A., as amended

10.6 ** Guaranty Agreement, dated April 30, 2001, between The Education Resources Institute, Inc. and Bank of America, N.A., as amended

10.7 ** Guaranty Agreement, dated as of May 15, 2002, between The Education Resources Institute, Inc. and Charter One Bank, N.A., as amended

10.8 * Alternative Servicing Agreement, dated as of October 16, 2001, between the Pennsylvania Higher Education Assistance Agency and The First Marblehead Corporation

10.9 Trust Agreement, dated as of February 23, 2005, among Delaware Trust Company, National Association, The National Collegiate Funding LLC and The Education Resources Institute, Inc.

10.10 Administration Agreement, dated as of February 23, 2005, among The National Collegiate Student Loan Trust 2005-1, Delaware Trust Company, National Association, U.S. Bank National Association and First Marblehead Data Services, Inc.

10.11 Back-up Administration Agreement, dated as of February 23, 2005, among The National Collegiate Funding LLC, The National Collegiate Student Loan Trust 2005-1, First Marblehead Data Services, Inc., Delaware Trust Company, National Association and U.S. Bank National Association

10.12 Structuring Advisory Agreement, dated as of February 23, 2005, between The National Collegiate Student Loan Trust 2005-1 and The First Marblehead Corporation

10.13 Deposit and Security Agreement, dated as of February 23, 2005, among The Education Resources Institute, Inc., The National Collegiate Student Loan Trust 2005-1 and First Marblehead Data Services, Inc.

10.14 + Pool Supplement, dated as of February 23, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank One, N.A.

10.15 + Pool Supplement, dated as of February 23, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Bank of America, N.A.

10.16 + Pool Supplement, dated as of February 23, 2005, among The First Marblehead Corporation, The National Collegiate Funding LLC and Charter One, N.A.

* Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and incorporated herein by reference.

** Exhibit (or amendments to Exhibit) previously filed as an exhibit to file 333-108531 and to Form 8-K filed on June 25, 2004, file 333-113336-01 and incorporated herein by reference.

*** Exhibit (or amendments to Exhibit) previously filed as an exhibit to Form 10-Q filed on May 14, 2004, file 001-31825 and incorporated herein by reference.

+ Confidential treatment to be requested for certain portions of this Exhibit pursuant to Rule 24b-2 promulgated under the Securities Exchange Act of 1934.